Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to Prospectus
Dated May 1, 2016
As Supplemented June 30, 2016

Baird LargeCap Fund
Baird MidCap Fund
Baird Small/Mid Cap Value Fund
Baird SmallCap Value Fund

The following is added to the end of the section titled “Your Account – Buying Shares – Minimum Investments” on page 50 of the Prospectus:

Minimum Investment Reductions – Investor and Institutional Class Shares
The investment minimums noted above are waived for investments in Investor and Institutional Class shares by 401(k) and other employer-sponsored retirement plans (excluding IRAs and other one person retirement plans).

This Supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is June 30, 2016.